EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
TSI Incorporated:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "INDEPENDENT AUDITORS" in the prospectus.


                                           KPMG Peat Marwick LLP


Minneapolis, Minnesota
December 30, 1996